EIGHTH AMENDMENT TO CREDIT AGREEMENT


         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT entered into as of February 8, 2000 by and among WILLIAMS CONTROLS, INC., a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a
Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers"), and WELLS FARGO CREDIT, INC., successor in interest to Wells Fargo Bank, National Association ("Bank").

                                    RECITALS

         Borrowers and Bank are parties to that certain Credit Agreement dated as of July 11, 1997, as previously amended by seven amendments thereto (collectively, "Agreement"). Borrowers and Bank desire to revise the Agreement in the manner set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Bank agree as follows:

         1.       Definitions.

                  (a) The definitions of "Fee Computation Amount," "Permitted Liens" and "Tangible Net Worth" are hereby amended in their entirety to read as follows:

                  "Fee Computation Amount" means, as of the date of computation, the total of (i) the amount set forth in item (i) of Section 3.1(a) and
         (ii) the then outstanding principal balance of Term Loan I, Term Loan II, Term Loan III, Term Loan IV and Real Estate Loan.

                  "Permitted Liens" means (i) Liens arising by operation of law for taxes, assessments or governmental charges not yet due, (ii) statutory Liens of mechanics, materialmen, shippers, warehousemen, carriers, and other similar persons for services or materials arising in the ordinary course of business for which payment is not yet due,
         (iii) non-consensual Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, (iv) Liens for taxes or statutory Liens of mechanics, materialmen, shippers, warehousemen, carriers and other similar persons for services or materials which are due but are being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted and for which reserves satisfactory to Bank have been established, (v) Liens listed on Schedule I, (vi) Liens in favor of Bank; and (vii) liens to U.S. Bank National Association (formerly known as United States National Bank of Oregon) which are subject to subordination terms acceptable to Bank. and (viii) purchase money Liens upon or in any fixed asset of Borrowers to secure Indebtedness permitted by Section 9.2(e); provided, however, that: (a) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including, without limitation, the cost of construction and the reasonable fees and expenses relating to such Indebtedness) of the property subject thereto, (b) the principal amount of the Indebtedness secured by such Lien does not exceed such cost, and (c) such Lien does not extend to or cover any other property other than such item of property, any improvements on such item, and the proceeds from the disposition of such items.

                  "Tangible Net Worth" means stockholders' equity less: (i) all intangible assets (net of amortization); (ii) all treasury stock; and
         (iii) all obligations due from stockholders and employees.

                  (b) The definitions of "Eligible Foreign Accounts," "Public Offering" and "Term Loan IV" are hereby added to the Agreement to read as follows:

                  "Eligible Foreign Accounts" means those Accounts from account debtors not located in the United States that Bank in the Good Faith exercise of its discretion determines to be eligible for the purpose of determining the Borrowing Base. General criteria for Eligible Accounts may be established and revised from time to time by Bank in Good Faith. Without limiting such discretion as to other Accounts, the following Accounts shall not be Eligible Accounts:

                           (i) (A) that  portion of  Accounts  unpaid 90 days or
                  more after the invoice date and (B) that portion of Accounts that do not provide for payment in fall within 90 days after the shipment date;

                           (ii) that  portion of  Accounts  that is  disputed or
                  subject to a claim of offset or a contra account,

                           (iii) that  portion of Accounts not yet earned by the
                  final   delivery  of  goods  or  rendition  of  services,   as
                  applicable, by Borrower to the account debtor;

                           (iv)     Accounts owed by any unit of government;

                           (v) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

                           (vi) Accounts owed by a shareholder, Subsidiary, Affiliate, officer or employee of Borrower;

                           (vii) Accounts not subject to a duly perfected security interest in the Bank's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Bank including without limitation any payment or performance bond;

                           (viii)  that  portion  of  Accounts   that  has  been
                  restructured, extended, amended or modified;

                           (ix)  that  portion  of  Accounts  that   constitutes
                  advertising, finance charges, service charges or sales or excise taxes;

                           (x) that portion of Accounts  owed by any one account
                  debtor that would permit Revolving Advances supported by such account debtor's Accounts to exceed $200,000 at any one time;

                           (xi) Accounts  denominated in any currency other than
                  United States dollars, Canadian dollars, French francs, Swiss francs, German marks, Japanese yen, United Kingdom pounds sterling;

                           (xii) Accounts with respect to which Borrower has not
                  instructed the account debtor to pay the Account to the Cash Collateral Account;

                           (xiii) Accounts owed by debtors located in countries not acceptable to the Bank in its sole discretion; and

                           (xiv) Accounts owed by an account debtor,  regardless
                  of whether otherwise eligible, if 25% or more of the total amount due under Accounts from such debtor is ineligible under items (i), (ii) or (viii) above.

                  "Public   Offering"  means  any  public  offering  or  private
         placement after February 1, 2000 of equity or debt securities of Williams Parent.

                  "Term Loan IV" has the meaning set forth in Section 3.4(e) hereof.

         2.       Section 3.1(e).   Section 3.1(e) is hereby amended by revising
items (iv) and (viii) to read as follows:

                  (iv) Accounts with respect to which more than 90 days (150 days with respect to Accounts of Hardee Williams, Inc.) have elapsed since the date of the original invoice applicable thereto; and

                  (viii) the chief executive office of the account debtor with respect to such Account is not located in the United States of America, unless (a) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Bank, sufficient to cover such Account, in form and substance satisfactory to Bank and, if required by Bank, the original of such letter of credit has been delivered to Bank or Bank's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Bank, (b) such Account is subject to credit insurance payable to Bank issued by an insurer and on terms and in an amount acceptable to Bank,
         (c) the account debtor resides in a province of Canada which recognizes Bank's perfection and enforcement rights as to Accounts by reason of the filing of a UCC-1 in the state of the applicable Borrower's chief executive office, (d) such Account is otherwise acceptable in all respects to Bank (subject to such lending formula with respect thereto as Bank may determine); or (e) Eligible Foreign Accounts under the Bank's Foreign Receivables Eligibility Program in which Borrowers may elect to participate on ten days prior written notice to Bank, provided that Borrowers pay the fee set forth in Section 3.6(g).

         3.       Section 3.3.

                  (A) Contemporaneously herewith, Bank has increased Term Loan I by advancing an additional $800,000 to Borrowers, and as of the date hereof, the outstanding principal balance of Term Loan I is $3,923,900. Section 3.3(a) is hereby amended in its entirety to read as follows:

                           On the terms and subject to the conditions contained in this Agreement, Bank agrees to make a term loan ("Term Loan I") to Borrowers in the amount of $3,923,900. Borrowers shall repay the principal of Term Loan I in monthly principal payments of $46,713.10 each on the first day of each month beginning March 1, 2000. Bank, at Borrowers' expense, shall have the orderly liquidation of Borrowers' machinery and equipment appraised (the "Appraisal") by an appraiser acceptable to Bank. Within 60 days of notice by Bank to Borrowers of the results of the Appraisal, Borrowers shall make a principal payment to Bank on Term Loan I in the amount necessary to reduce the then outstanding principal balance of Term Loan I to the lesser of $3,924,000 or the value of Borrowers' machinery and equipment set forth in the Appraisal ("Reduced Principal Amount"). If the principal of Term Loan I is so reduced to less than $3,924,000, the amount of each monthly principal payment thereafter shall be that amount which is equal to 1/84th of the Reduced Principal Amount. Borrowers shall repay the outstanding principal balance of Term Loan I, together with all accrued and unpaid interest and related fees on the earlier of the Maturity Date or the due date determined pursuant to Section 10.2.

                  (B) The Second Replacement Term Loan I Promissory Note dated December 16, 1998 in the original principal amount of $4,105,000 is hereby replaced by the Third Replacement Term Loan I Promissory Note, in the form of the promissory note attached hereto as Exhibit A, executed by Borrowers and delivered contemporaneously herewith.

         4.       Section 3.4.

         (A) Section 3.4 is hereby retitled "Term Loans II, III and IV" and is amended by deleting subsections (f) and (g) and by amending subsection (e) in its entirety to read as follows:

                  (e) Contemporaneously herewith, Bank has made an advance ("Term Loan IV") to Borrowers of $1,000,000. Borrowers shall repay the outstanding principal balance of Term Loan IV, together with all accrued and unpaid interest, on the earliest of (I) April 1, 2000, (II) the due date determined pursuant to Section 10.2, or (III) upon receipt of the net proceeds of a Public Offering. Borrowers may prepay Term Loan IV in whole or in part, from time to time. Each partial prepayment shall be applied to the principal balance of Term Loan IV in inverse order of maturity. Term Loan IV shall be evidenced by a Note payable to the order of Bank in the form attached hereto as Exhibit B.

         (B) Upon the closing of one or more Public Offerings providing Williams Parent with aggregate net proceeds exceeding $3,000,000, Borrowers shall repay Term Loan III by an amount equal to 75% of such net proceeds in excess of $3,000,000. Further, subsection (d) of Section 3.4 is hereby amended to delete "February 1, 2000" and replace it with "April 1, 2000."

         5.       Section 3.6.

         (A) Section 3.6(a) is hereby amended in its entirety to read as follows:

                  (a) The outstanding principal balance of each Revolving Loan which is a Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Base Rate in effect from time to time. The outstanding principal balance of each Revolving Loan which is a LIBOR Loan shall bear interest at a fixed rate per annum determined by Bank to be equal to the aggregate of LIBOR in effect on the first day of the applicable Fixed Rate Term plus 225 basis points. The outstanding principal balance of each portion of Term Loan I and Real Estate Loan which is a Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the aggregate of the Base Rate in effect from time to time plus 25 basis points. The outstanding principal balance of that portion of Term Loan I and Real Estate Loan which is a LIBOR Loan shall bear interest at a fixed rate per annum determined by Bank to be equal to the aggregate of LIBOR in effect on the first day of the applicable Fixed Rate Term plus 225 basis points. The outstanding principal balance of Term Loan II shall bear interest at a fluctuating rate per annum equal to the aggregate of the Base Rate in effect from time to time plus 75 basis points. The outstanding principal balance of Term Loan III and Term Loan IV shall each bear interest at a fluctuating rate per annum equal to the aggregate of the Base Rate in effect from time to time plus 125 basis points. The foregoing notwithstanding, the rate of interest applicable at all times during the continuation of an Event of Default shall be the applicable rate set forth above plus an additional 200 basis points. All fees, expenses and other amounts not paid when due shall bear interest (from the date due until paid) at a fluctuating rate per annum equal to the Base Rate in effect from time to time plus 300 basis points.

         (B) A new subsection (g) is hereby added to Section 3.6 to read as follows:

                           (g) If Borrowers elect to participate in Bank's Foreign Receivables Eligibility Program, Borrowers shall pay Bank a fee of $2,500 per quarter payable in advance on the first day of each quarter (and on the date Borrower first elects to participate in such Program if such date is not the first day of a quarter).

         6. Section 8.18. Section 8.18 is hereby amended in its entirety to read as follows:

                  (a) Williams Parents' Tangible Net Worth (computed without regard to deferred income taxes) shall, as of the end of each month, exceed the applicable amount set forth below:


              --------------------------------       ---------------------------

                           Month                               Amount
              --------------------------------       ---------------------------
              October, 1999 -
              February, 2000                             $10,400,000
              --------------------------------       ---------------------------
              March - May, 2000                          $10,800,000
              --------------------------------       ---------------------------
              June - August, 2000                        $11,540,000
              --------------------------------       ---------------------------
              After August, 2000                         $12,440,000
              --------------------------------       ---------------------------



                  (b) Williams Parents' consolidated net income from continuing operations for the periods set forth below shall not be less than the amount set forth below:


              --------------------------------       ---------------------------

                           Period                              Amount
              --------------------------------       ---------------------------
              Three Months ending December
              31, 1999                                   ($  500,000)
              --------------------------------       ---------------------------
              Six months ending
              March 31, 2000                             $    67,000
              --------------------------------       ---------------------------
              Nine months ending
              June 30 2000                               $   925,000
              --------------------------------       ---------------------------
              Twelve months ending
              September 30, 2000                         $ 1,865,000
              --------------------------------       ---------------------------



                  (c) Maintain a Debt Service Coverage Ratio of not less than 1.1:1 for the quarter ending December 31, 1999, for the six months ending March 31, 2000, for the nine months ending June 30, 2000 and for the twelve months ending each September, December, March and June thereafter. "Debt Service Coverage Ratio" means, as of any date, the ratio of (i) Williams Parent's consolidated net income from continuing operations after taxes for the period plus (A) the sum of the amounts for such period included in determining such net income of consolidated income tax expense, consolidated depreciation and amortization expense, non-cash expense related to in-process research and development costs arising from the Pro Active Pedals, Inc. acquisition, and non-cash losses with respect to investment in Ajay Sports, Inc., less (B) gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary non-cash gains for such period and the unfinanced portion of capital expenditures made during such period to
         (ii) the total scheduled principal payments due during such period for Term Loan I and the Real Estate Loan.

         7. Section 9.2. Section 9.2 is hereby amended in its entirety to read as follows:

                  Borrowers and Subsidiaries, on a consolidated basis, create or suffer to exist any Indebtedness except:

                  (a)      the Obligations;

                  (b) current liabilities in respect of taxes, assessments and governmental charges or levies incurred, or liabilities for labor, materials, inventory, services, supplies and rentals incurred, or for goods or services purchased, in the ordinary course of business consistent with industry practice in respect of arm's length transactions and the past practice of Borrower;

                  (c)      Indebtedness owed to Borrower;

                  (d) Indebtedness created by the Public Offering in an amount not greater than $8,000,000; and

                  (e) Indebtedness in an amount not greater than $2,500,000 incurred during the fiscal year ending September 30, 2000 to finance capital expenditures permitted by Section 9.14.

         8. Section 10.1. Section 10.1 of the Agreement is hereby amended by deleting subsection (i).

         9.       Additional Covenants.

                  (A) Williams Parent shall promptly prepare and file its Federal income tax return for 1999. Upon the receipt of any refund with respect to such Federal income tax return, Williams Parent shall immediately deliver to Bank, duly endorsed for payment to Bank, such refund(s) for application by Bank first to any principal balance of Term Loan III or Term Loan IV then outstanding and next to the reduction of the then outstanding principal balance of the Revolving Loans.

                  (B) Before May 1, 2000, Borrowers shall assign to Bank, in form and substance satisfactory to Bank, all of Borrowers' right, title and interest in all licenses related to patents or trademarks acquired in connection with the acquisition of Pro Active Pedals, Inc., and cause Pro Active Pedals, Inc. to assign to Bank, in form and substance acceptable to Bank, all of its licenses and rights with respect to patents and trademarks.

         10. Accommodation Fee. As consideration for Bank entering into this Eighth Amendment to Credit Agreement, Borrowers hereby agree to pay Bank an accommodation fee of $50,000.

         11. Effective Date. This Eighth Amendment shall be effective upon (i) the execution of this Eighth Amendment by Borrowers and Bank; and (ii) payment of the accommodation fee.

         12.   Ratification.   Except  as  otherwise  provided  in  this  Eighth
Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

         13. One Agreement. The Agreement, as modified by the provisions of this Eighth Amendment, shall be construed as one agreement.

         14. Counterparts. This Eighth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.

         15.      Oregon Statutory Notice.

         UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

         IN WITNESS WHEREOF, the parties have executed this Eighth Amendment to Credit Agreement as of the date first above written.


WILLIAMS CONTROLS, INC.                       AGROTEC WILLIAMS, INC.

By:/s/ Gerry A. Herlihy                       By:/s/ Gerry A. Herlihy
-----------------------------                 ----------------------------------
Title: Chief Financial Officer                Title: Chief Financial Officer


APTEK WILLIAMS, INC.                          GEOFOCUS, INC.

By:/s/ Gerry A. Herlihy                       By:/s/ Gerry A. Herlihy
-----------------------------                 ----------------------------------
Title: Chief Financial Officer                Title: Chief Financial Officer


HARDEE WILLIAMS, INC.                         KENCO/WILLIAMS, INC.

By:/s/ Gerry A. Herlihy                       By:/s/ Gerry A. Herlihy
-----------------------------                 ----------------------------------
Title: Chief Financial Officer                Title: Chief Financial Officer


NESC WILLIAMS, INC.                           PREMIER PLASTIC TECHNOLOGIES, INC.

By:/s/ Gerry A. Herlihy                       By:/s/ Gerry A. Herlihy
-----------------------------                 ----------------------------------
Title: Chief Financial Officer                Title: Chief Financial Officer


WACCAMAW WHEEL WILLIAMS, INC.                 WILLIAMS CONTROLS INDUSTRIES, INC.

By:/s/ Gerry A. Herlihy                       By:/s/ Gerry A. Herlihy
-----------------------------                 ----------------------------------
Title: Chief Financial Officer                Title: Chief Financial Officer


WILLIAMS TECHNOLOGIES, INC.                   WILLIAMS WORLD TRADE, INC.

By:/s/ Gerry A. Herlihy                       By:/s/ Gerry A. Herlihy
-----------------------------                 ----------------------------------
Title: Chief Financial Officer                Title: Chief Financial Officer


WILLIAMS AUTOMOTIVE, INC.                     TECHWOOD WILLIAMS, INC.

By:/s/ Gerry A. Herlihy                       By:/s/ Gerry A. Herlihy
-----------------------------                 ----------------------------------
Title: Chief Financial Officer                Title: Chief Financial Officer


                                              WELLS FARGO CREDIT, INC.

                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

                                    EXHIBIT A
                                       TO
                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

                  Third Replacement Term Loan I Promissory Note



$3,923,900                                                      February 8, 2000



         FOR VALUE RECEIVED, the undersigned, WILLIAMS CONTROLS, INC. a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers") hereby jointly and severally promise to pay to the order of Wells Fargo Credit, Inc. ("Bank") the principal sum of Three Million Nine Hundred Twenty-Three Thousand Nine Hundred Dollars ($3,923,900) as follows: (A) monthly principal payments of $46,713.10 each on the first day of each month beginning March 1, 2000, (B) as otherwise required pursuant to the terms of the Credit Agreement referred to below; and (C) the outstanding principal balance and all accrued interest on the Maturity Date.

         This promissory note is one of the Notes referred to in, and subject to the terms of, that certain Credit Agreement among Borrowers and Bank dated as of July 11, 1997 as amended from time to time ("Credit Agreement"). This promissory note replaces that certain Second Replacement Term Loan I Promissory Note dated December 16, 1998 (the original of which is attached hereto) in the original principal amount of $4,105,000 executed by Borrowers. This promissory note is not a novation; it is executed for the purpose of evidencing the changed terms set forth in the Eighth Amendment to Credit Agreement of even date herewith. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

         Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Bank at Bank's office in lawful money of the United States and in same day or immediately available funds.

         Bank is authorized but not required to record the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Bank's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Bank's failure to so record shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.

         Borrowers' obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Bank and any other holder hereof with respect to the collateral.

         In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

         This promissory note shall be governed by and construed in accordance with the laws of the State of Oregon.

         UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

WILLIAMS CONTROLS, INC.                       AGROTEC WILLIAMS, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


APTEK WILLIAMS, INC.                          GEOFOCUS, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


HARDEE WILLIAMS, INC.                         KENCO/WILLIAMS, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


NESC WILLIAMS, INC.                           PREMIER PLASTIC TECHNOLOGIES, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


WACCAMAW WHEEL WILLIAMS, INC.                 WILLIAMS CONTROLS INDUSTRIES, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


WILLIAMS TECHNOLOGIES, INC.                   WILLIAMS WORLD TRADE, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


WILLIAMS AUTOMOTIVE, INC.                     TECHWOOD WILLIAMS, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________

                                    EXHIBIT B
                                       TO
                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

                          Term Loan IV Promissory Note



$1,000,000                                                      February 8, 2000



         FOR VALUE RECEIVED, the undersigned, WILLIAMS CONTROLS, INC. a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers") hereby jointly and severally promise to pay to the order of Wells Fargo Credit, Inc. ("Bank") the principal sum of One Million Dollars ($1,000,000) pursuant to the repayment terms for Term Loan IV set forth in the Credit Agreement (as defined below).

         This promissory note is one of the Notes referred to in, and subject to the terms of, that certain Credit Agreement among Borrowers and Bank dated as of July 11, 1997, (as amended, modified or supplemented from time to time, the "Credit Agreement"). Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

         Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Credit Agreement. All payments of principal and interest hereunder shall be made to Bank at Bank's office in lawful money of the United States and in same day or immediately available funds.

         Bank is authorized but not required to record the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Bank's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Bank's failure to so record shall not limit or otherwise affect Borrower's obligations hereunder and under the Credit Agreement to repay the principal hereof and interest hereon.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers.

         Borrowers' obligations evidenced by this promissory note are secured by the collateral described in the Loan Documents. The Loan Documents describe the rights of Bank and any other holder hereof with respect to the collateral.

         In the event of any conflict between the terms of this promissory note and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

         This promissory note shall be governed by and construed in accordance with the laws of the State of Oregon.

         UNDER OREGON LAW, MOST AGREEMENTS, PROMISES, AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

WILLIAMS CONTROLS, INC.                       AGROTEC WILLIAMS, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


APTEK WILLIAMS, INC.                          GEOFOCUS, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


HARDEE WILLIAMS, INC.                         KENCO/WILLIAMS, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


NESC WILLIAMS, INC.                           PREMIER PLASTIC TECHNOLOGIES, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


WACCAMAW WHEEL WILLIAMS, INC.                 WILLIAMS CONTROLS INDUSTRIES, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________


WILLIAMS TECHNOLOGIES, INC.                   WILLIAMS WORLD TRADE, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________



WILLIAMS AUTOMOTIVE, INC.                     TECHWOOD WILLIAMS, INC.

By:___________________________                By:_______________________________
Title:________________________                Title:____________________________